SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)March 11, 2002

                                NEWELL RUBBERMAID INC.
                  (Exact Name of Registrant as Specified in Charter)

                Delaware                1-9608              36-3514169
             (State of Other         (Commission          (IRS Employer
              Jurisdiction           File Number)      Identification No.)
            of Incorporation)

             29 East Stephenson Street
                 Freeport, Illinois                   61032-0943
                 (Address Principal                   (Zip Code)
                 Executive Offices)

          Registrant's telephone number, including area code:(815) 235-4171


          Item 5.   Other Events.

               On March 11, 2002, Newell Rubbermaid Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Bank PLC, BNP Paribas Securities Corp., CommerzBank Capital Markets Corp., RBC Dominion Securities Corporation, Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc. entered into an Underwriting Agreement (the "Underwriting Agreement") with respect to the offering and sale of $500,000,000 of unsecured and unsubordinated notes, consisting of $250,000,000 in 6.00% Notes due 2007 (the "6.00% Notes due 2007") and $250,000,000 in 6.75%
          Notes due 2012 (the "6.75% Notes due 2012," and together with the 6.00% Notes due 2007, the "Notes") under the Company's shelf Registration Statements on Form S-3 (Registration Nos. 333-82829 and 333-84104). The sale is scheduled to close on March 14, 2002. The Notes will be issued pursuant to an Indenture dated as of November 1, 1995, between Newell Rubbermaid Inc. and JPMorgan Chase Bank (formerly The Chase Manhattan Bank (National Association)), as trustee (as filed with the Securities and Exchange Commission on November 14, 1995, File No. 033-64225).

               A copy of the Underwriting Agreement, the form of 6.00% Notes due 2007 and the form of 6.75% Notes due 2012 are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Report on Form 8-K, and hereby are incorporated by reference herein.


          Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

               (c)  Exhibits.

                    (1.1) Underwriting Agreement dated March 11, 2002, among Newell Rubbermaid Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Bank PLC, BNP Paribas Securities Corp., CommerzBank Capital Markets Corp., RBC Dominion Securities Corporation, Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc.

                    (4.1)     Form of 6.00% Notes due 2007.

                    (4.2)     Form of 6.75% Notes due 2012.


                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEWELL RUBBERMAID INC.


          Date:     March 14, 2002       By:  /s/ Dale L. Matschullat
                                            --------------------------
                                            Dale L. Matschullat
                                            Vice President - General Counsel


                                    EXHIBIT INDEX

          Exhibit No.     Description
          -----------     -----------

          1.1 Underwriting Agreement dated March 11, 2002, among Newell Rubbermaid Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Bank PLC, BNP Paribas Securities Corp., CommerzBank Capital Markets Corp., RBC Dominion Securities Corporation, Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc.

          4.1             Form of 6.00% Notes due 2007

          4.2             Form of 6.75% Notes due 2012